UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2025

Whitestone REIT
(Exact name of registrant as specified in charter)

Maryland	001-34855	76-0594970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500
Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 827-9595

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, par value $0.001 per share	WSR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.       Other Events.

On September 16, 2025, Whitestone REIT (the “Company”) and Whitestone REIT Operating Partnership, L.P. entered into equity distribution agreements (individually, an “Equity Distribution Agreement” and together, the “Equity Distribution Agreements”) with each of BMO Capital Markets Corp., Barclays Capital Inc., BofA Securities, Inc., BTIG, LLC, Capital One Securities, Inc., Citizens JMP Securities, LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., RBC Capital Markets, LLC, Robert W. Baird & Co. Incorporated, Truist Securities, Inc., and UBS Securities LLC (individually, a “Placement Agent” and together, the “Placement Agents”), as agents for the offer and sale of up to an aggregate of $100,000,000 of the Company’s common shares of beneficial interest, par value $0.001 per share (the “Shares”), from time to time in “at the market” offerings (the “ATM Program”).

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-287167) (the “Registration Statement”). The Company filed a prospectus supplement, dated September 16, 2025 (the “Prospectus Supplement”) with the Securities and Exchange Commission in connection with the offer and sale of the Shares.

Sales of the Shares, if any, under the Equity Distribution Agreements may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including block sales, negotiated sales and sales made directly on the New York Stock Exchange or sales made to or through a market maker or through an electronic communications network. Each Placement Agent will be entitled to compensation of up to 2.0% of the gross sales price of all Shares sold through it under the applicable Equity Distribution Agreement. Subject to the terms and conditions of the Sales Agreement, the applicable Placement Agent will use its commercially reasonable efforts to sell on the Company’s behalf any Shares to be offered by the Company under the Sales Agreement. The Company has no obligation to sell any of the Shares under the Sales Agreement.

The Shares will be offered pursuant to the Prospectus Supplement and the Registration Statement. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the Equity Distribution Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Equity Distribution Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Form of Equity Distribution Agreement

5.1 8.1	Legal Opinion of Bass, Berry & Sims PLC Tax Opinion of Bass, Berry & Sims PLC

23.1	Consent of Bass, Berry & Sims PLC (included in Exhibit 5.1)

23.2	Consent of Bass, Berry & Sims PLC (included in Exhibit 8.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT
(Registrant)

Date:	September 16, 2025	By: /s/ John S. Hogan
Name: John S. Hogan
Title: Chief Financial Officer